UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2015

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

New Independent Accountant

On March 18, 2015, the Audit Committee of the Board of Directors of Veeco Instruments Inc. (the “Company” or “Veeco”) engaged KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, effective immediately.  The Audit Committee made its determination after completing a process it undertook to consider the selection of a public accounting firm for the 2015 audit.  This process included consideration of several major public accounting firms, including Ernst & Young LLP (“EY”), Veeco’s former independent registered public accounting firm.  In connection with the engagement of KPMG, the Audit Committee dismissed EY on March 16, 2015.

During the two fiscal years ended December 31, 2013 and 2014 and the subsequent interim period through March 18, 2015, (i) the Company did not both (a) consult with KPMG as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that KPMG concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) the Company did not consult KPMG on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Previous Independent Accountant

As described above, in connection with the engagement of KPMG, the Audit Committee dismissed EY on March 16, 2015.

The audit reports of EY on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2013 and 2014 and the subsequent interim period through March 16, 2015, there were no (1) disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years or (2) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the identification of material weaknesses in the Company’s internal control over financial reporting as described in Item 4 of the Company’s Forms 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, all of which were remediated as of December 31, 2013.

Provision of Disclosure to Previous Independent Accountant

The Company provided EY with a copy of this Form 8-K and requested EY to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter, dated March 19, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Stockholder Ratification of New Independent Accountant

The stockholders of the Company entitled to vote at the Company’s Annual Meeting of Stockholders to be held in May of this year will be asked to ratify the selection of KPMG as the Company’s independent registered public accounting firm for fiscal year 2015.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP, dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2015	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP, dated March 19, 2015.